# Application for Single Purchase Payment Index-Linked Deferred Annuity

ATHENE®
Athene.com

**Athene Annuity and Life Company**
Mailing Address: PO Box 1555, Des Moines, IA 50306-1555
Overnight Address: 7700 Mills Civic Parkway
West Des Moines, IA 50266-3862
Customer Contact Center - Tel: 888-266-8489 Fax: 866-709-3922
Submit applications to: submitcustomerdocs@athene.com

| | |
|---|---|
| **FINANCIAL PROFESSIONAL (PRODUCER) CODE & NAME:** | |
| **APP SIGNED STATE:** | **SOLICITATION STATE:** |
| **DISTRIBUTOR ACCOUNT ID#:** | |

## 1. PRODUCT

| | |
|---|---|
| Product Name: | Withdrawal Charge Period (in years): 6 Year |

## 2. OWNER

| | | | | |
|---|---|---|---|---|
| Individual or Trustee First Name | M.I. | Last Name | | Suffix |
| Trust or Company Name | | | | |
| Social Security Number/Tax ID | Date of Birth (MM/DD/YY) | Gender ☐M ☐F | Relationship to Proposed Annuitant: ☐Spouse ☐Other: | |
| Street Address (Required - No PO Box) | City | State | Zip | Country |
| Mailing Address (Optional) | City | State | Zip | Country |
| US Citizen ☐Yes ☐No | Country of Citizenship | E-mail | Telephone (Required) | |
| Type of gov't issued photo ID: ☐ Driver's license ☐ Passport ☐ Other__________ State or Country of issue _______ | | | | |

**Note:** If the proposed owner(s) is a non-natural entity (i.e. Trust, Corporation, Association, etc.), additional documentation will be required to establish the entity's legal identity and who has authority to legally act on behalf of the entity.

## 3. JOINT OWNER Not applicable to qualified contracts or those owned by non-natural entities

| | | | | |
|---|---|---|---|---|
| Individual or Trustee First Name | M.I. | Last Name | | Suffix |
| Trust or Company Name | | | | |
| Social Security Number/Tax ID | Date of Birth (MM/DD/YY) | Gender ☐M ☐F | Relationship to Proposed Owner: ☐Spouse ☐Other: | |
| Street Address (Required - No PO Box) | City | State | Zip | Country |
| Mailing Address (Optional) | City | State | Zip | Country |
| US Citizen ☐Yes ☐No | Country of Citizenship | E-mail | Telephone (Required, if applicable) | |
| Type of gov't issued photo ID: ☐ Driver's license ☐ Passport ☐ Other__________ State or Country of issue ______ | | | | |

ICC20 21497 (07/20)

*2149701*

Page 1 of 6

Athene.com 4. REPLACEMENT This section MUST be completed 1. Yes No Do you have an existing life insurance policy or annuity contract? 2. Yes No Will this annuity change or replace an existing life insurance policy or annuity contract? 5. ANNUITANT (Complete if different from Owner) First Name M.I. Last Name Suffix Social Security Number/Tax ID Date of Birth (MM/DD/YY) Gender M F Telephone (Required) Relationship to Proposed Owner: Spouse Other: Street Address (Required - No PO Box) City State Zip Country Mailing Address (Optional) City State Zip Country 6. JOINT ANNUITANT Not applicable to non-spouse or qualified contracts First Name M.I. Last Name Suffix Social Security Number/Tax ID Date of Birth (MM/DD/YY) Gender M F Telephone (Required, if applicable) Relationship to Proposed Annuitant: Spouse Other: Street Address (Required - No PO Box) City State Zip Country Mailing Address (Optional) City State Zip Country Page 2 of 6ICC20 21497 (07/20) *2149702* Application for Single Purchase Payment Index-Linked Deferred Annuity

Application for Single Purchase Payment
Index-Linked Deferred Annuity

ATHENE
Athene.com

## 7. BENEFICIARIES

- Proceeds will be divided equally if no percentages are listed. All beneficiaries must be living/existing at the time of Application. The sum of the percentages for Primary and Contingent Beneficiaries, respectively, must total 100%. A contingent beneficiary will receive the proceeds if the primary beneficiary dies prior to the payment of any proceeds.
- If the beneficiary is a trust, include the name and trust creation date on the Beneficiary name line.
- Please provide Social Security/Tax Identification Numbers to expedite future Death Claim processing.
- List additional beneficiaries on a separate page. Owner must sign, date and include required information.

| | | | | |
|---|---|---|---|---|
| Individual, Trust or Company Name | | ☐ Primary ☐ Contingent | Percentage % | |
| Telephone (Recommended) | | E-mail | | |
| Social Security Number/Tax ID | Date of Birth(MM/DD/YY) | Gender ☐ M ☐ F | Relationship to Proposed Owner: Relationship to Proposed Annuitant: | |
| Address | City | State | Zip | Country |

| | | | | |
|---|---|---|---|---|
| Individual, Trust or Company Name | | ☐ Primary ☐ Contingent | Percentage % | |
| Telephone (Recommended if applicable) | | E-mail | | |
| Social Security Number/Tax ID | Date of Birth(MM/DD/YY) | Gender ☐ M ☐ F | Relationship to Proposed Owner: Relationship to Proposed Annuitant: | |
| Address | City | State | Zip | Country |

| | | | | |
|---|---|---|---|---|
| Individual, Trust or Company Name | | ☐ Primary ☐ Contingent | Percentage % | |
| Telephone (Recommended if applicable) | | E-mail | | |
| Social Security Number/Tax ID | Date of Birth(MM/DD/YY) | Gender ☐ M ☐ F | Relationship to Proposed Owner: Relationship to Proposed Annuitant: | |
| Address | City | State | Zip | Country |

| | | | | |
|---|---|---|---|---|
| Individual, Trust or Company Name | | ☐ Primary ☐ Contingent | Percentage % | |
| Telephone (Recommended if applicable) | | E-mail | | |
| Social Security Number/Tax ID | Date of Birth(MM/DD/YY) | Gender ☐ M ☐ F | Relationship to Proposed Owner: Relationship to Proposed Annuitant: | |
| Address | City | State | Zip | Country |

ICC20 21497 (07/20)
*2149703*
Page 3 of 6

Application for Single Purchase Payment
Index-Linked Deferred Annuity

ATHENE
Athene.com

## 8. ANNUITY TYPE Select **one** option to indicate how **this contract** should be issued

| | | |
|---|---|---|
| ☐ **Non-Qualified** | | |
| ☐ **IRA** (Select only one): | ☐ Traditional ☐ Roth ☐ SEP | |
| ☐ **Inherited IRA**[1] (Select only one): | ☐ Traditional ☐ Roth | |

**For Qualified options,** select all that apply:
☐ Contribution Year _______ ☐ Direct Transfer/Rollover[2] ☐ Rollover within 60 Days[3]

| **If Inherited IRA selected above, complete for Decedent:**<br>Decedent Name: | | |
|---|---|---|
| Relationship to Proposed Annuitant:<br>☐ Spouse ☐ Trust | Date of Birth (MM/DD/YY) | Date of Death (MM/DD/YY) |

## 9. PREMIUMS Make all checks payable to **Athene Annuity and Life Company;** estimate total transfer amounts

| | |
|---|---|
| **New Purchase** | **$** |
| **Transfer/Rollover** | **$** |
| **Internal Transfer** Existing Athene Contract Number(s) ______________________________ | **$** |
| **TOTAL ANTICIPATED PREMIUM** | **$** |

## 10. ELECTRONIC DELIVERY AUTHORIZATION

Do you consent to Electronic Delivery (e-delivery) of Documents? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ☐ Yes ☐ No
If no election is made, Athene will default to "No."

By selecting **Yes**, you agree to receive via electronic means rather than paper copies, all documents applicable to your contract that Athene is required by law to provide or make available to you in writing, including but not limited to, your Annuity contract, contract statements, prospectuses, prospectus supplements and other disclosure statements, tax forms, privacy notice and other notices ("Required Documents"), as well as other information, service documents, general communications and documentation regarding your Annuity contract ("Other Documents").

I understand that:

- Not all contract documentation and notifications may be currently available in electronic format.
- Registration on Athene's website (www.athene.com/myathene) may be required for e-delivery of certain contract-related correspondence.
- There is no charge for e-delivery, although my Internet provider may charge for Internet access.
- I should provide a current e-mail address and notify Athene promptly when my e-mail address changes. If I authorize e-delivery but do not provide an e-mail address or the address is illegible, Athene will not initiate e-delivery.
- You may request paper copies, whether or not you consent or revoke your consent for e-delivery, at any time and for no charge.
- Athene will send paper copies of annual statements if required by state or federal law.
- For jointly owned contracts, both owners are consenting to receive information electronically. All information will be provided to a single e-mail address, the first e-mail address listed above.
- E-delivery will be cancelled if e-mails are returned undeliverable.
- This consent will remain in effect until I revoke it and covers delivery to you in the form of an e-mail or by notice to you of a document's availability on Athene's website (www.athene.com/myathene).

---

[1] Athene will accept applications for a spouse Inherited IRA and trust owned Inherited IRA for trusts that qualify as see-through trust where the sole beneficiary of the trust is the spouse. Athene does not accept applications for non-spouse Inherited IRAs.
[2] Please complete and submit the applicable Request for Funds Form or ACORD 951 form, for each account to be transferred into this contract.
[3] I understand that, except in the case of a Roth Conversion, I can make only one rollover from an IRA (including a Traditional IRA, Roth IRA, or SEP IRA) to an IRA in any 1-year period, regardless of the number of IRAs I own.

ICC20 21497 (07/20)
* 2 1 4 9 7 0 4 *
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10. ELECTRONIC DELIVERY AUTHORIZATION (continued) The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with Internet access, an active e-mail account and Adobe Acrobat Reader. If you don’t already have Adobe Acrobat Reader, you can download it free from www.adobe.com. 11. AGREEMENTS AND SIGNATURES The Owner agrees that all statements and answers to questions on this application are true to the best of my knowledge and belief. All states: Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. IL Residents: The Illinois legislature created the Religious Freedom Protection and Civil Union Act (“The Act”) effective June 1, 2011. The Act creates a legal relationship between two persons of the same or opposite sex who form a civil union and the parties to a civil union are entitled to the same legal obligations, responsibilities, protections and benefits that are afforded or recognized by the laws of Illinois to spouses. This policy and the administration of it comply with the Act. However, federal regulations state that civil union partners are not considered lawfully married for federal tax purposes. Therefore, the favorable tax treatment provided by federal tax law to a surviving spouse is NOT available to a surviving civil union partner. I have received a copy of the prospectus. IRS CERTIFICATION Under penalties of perjury, I certify that: 1. The Social Security Number or Taxpayer Identification Number shown on this form is correct (or I am waiting for a number to be issued to me), and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. citizen or other U.S. person (as defined in the General Instructions of IRS Form W-9), and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Exemption from FATCA reporting code (if any):______. (FATCA reporting codes can be found in the General Instructions on IRS Form W-9.) If you are only submitting this form for an account you hold in the United States, you may leave this field blank. Certification Instructions: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding. Signed at City State On Date Owner Signature X Joint Owner Signature (if applicable) X Annuitant Signature (if other than Owner) X Joint Annuitant Signature (if applicable) X Page 5 of 6ICC20 21497 (07/20) Athene.com *2149705* Application for Single Purchase Payment Index-Linked Deferred Annuity

Athene.com 12. FINANCIAL PROFESSIONAL USE ONLY 1. Yes No Does the applicant have an existing life insurance policy or annuity contract? 2. Yes No Will this annuity replace or change an existing life insurance policy or annuity contract? If (Yes) to either question, and if required by state regulation, replacement forms must accompany this application. 3. Yes No Is any participant on this contract or a dependent family member of a participant on this contract an active duty (full-time) service member (officer or enlisted) of the United States Armed Forces (Army, Navy, Air Force, Marine Corps, or Coast Guard)? If Yes, please complete Military Disclosure Form 18257. In accordance with Athene’s Customer Information Program and the Know Your Customer requirements of the USA PATRIOT Act, I have reviewed a non-expired government issued ID of the owner. By signing below, I certify I have truly and accurately recorded on this application the information provided by the applicant. I certify that only company approved sales materials were used and that copies of such materials were 1) left with the client and 2) retained in my files. I certify any required disclosure material has been presented to the applicant. I have not made any statements which differ from this material nor have I made any promises about the future expected values of this Contract. Please complete the section below. Writing Producer Signature X Writing Producer Name (Please print) Date Signed If splitting commissions, please provide the following details: Producer Name Producer Code Producer Telephone/E-mail Address Split % - MUST Equal 100% Commission Option 1 Commission Option 2 Commission Option 3 Page 6 of 6ICC20 21497 (07/20) *2149706* Application for Single Purchase Payment Index-Linked Deferred Annuity

# Athene® Amplify 2.0 NF

Segment Allocation Form

ATHENE
Athene.com

**Athene Annuity and Life Company**
Mailing Address: PO Box 1555, Des Moines, IA 50306-1555
Overnight Address: 7700 Mills Civic Parkway, West Des Moines, IA 50266-3862
Customer Contact Center - Tel: 888-266-8489 Fax: 866-709-3922

**POLICY NUMBER:** (if available)

## INSTRUCTIONS

This form is required to establish Segment Allocations and must accompany the Application for Athene® Amplify 2.0 NF.

## 1. OWNER INFORMATION

| Individual or Trustee First Name | M. I. | Last Name | Suffix |
|---|---|---|---|
| Trust or Company Name (Required for Non-Natural Owners) | | | |

## 2. SEGMENT ALLOCATION

Please select the Segment Options you would like your Purchase Payment allocated to by indicating the percentage each Segment Option should receive. Allocations must be made in whole (1%) increments and total 100%.

**Buffer Segment Options**

| Segment Term | Index/Ticker | Protection Level | Allocation |
|---|---|---|---|
| 1-year | S&P 500® (SPX) | 20% | % |
| | S&P 500® (SPX) | 10% | % |
| | Nasdaq-100® (NDX) | 10% | % |
| | Shiller Barclays CAPE® US Mid-Month Sector TR Net (BXIIMSTN) | 10% | % |
| | Russell 2000® (RTY) | 10% | % |
| | MSCI EAFE (MXEA) | 10% | % |
| 2-year | S&P 500® (SPX) | 20% | % |
| | S&P 500® (SPX) | 10% | % |
| | Nasdaq-100® (NDX) | 10% | % |
| | Shiller Barclays CAPE® US Mid-Month Sector TR Net (BXIIMSTN) | 10% | % |
| | Russell 2000® (RTY) | 10% | % |
| | MSCI EAFE (MXEA) | 10% | % |
| 6-year | S&P 500® (SPX) | 20% | % |
| | S&P 500® (SPX) | 10% | % |
| | Nasdaq-100® (NDX) | 10% | % |
| | Shiller Barclays CAPE® US Mid-Month Sector TR Net (BXIIMSTN) | 10% | % |
| | Performance Blend (SPX, RTY, MXEA)* | 10% | % |
| | Milestone Lock (SPX) | 10% | % |

*The Performance Blend is a weighted average Index return where at the Segment End Date, 50% of the Index Change used to determine Segment Credits is based on the return of the best performing Index, 30% is based on the return of the second-best performing Index and 20% is based on the return of the lowest performing Index.

**Fixed Segment Options**

| Segment Term | Index/Ticker | Protection Level | Allocation |
|---|---|---|---|
| 1-year | N/A | N/A | % |

**TOTAL (must equal 100%):** __________%

ICC21 22979 (01/22)

*22979*

Page 1 of 2

Athene.com Athene® Amplify 2.0 NF Segment Allocation Form 3. SIGNATURE(S) Owner Signature X Date Joint Owner Signature (if applicable) X Date Page 2 of 2ICC21 22979 (01/22) *22979*